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PBHG Insurance Series Fund, Inc.
Semi-Annual Report   June 30, 1999

o PBHG Mid-Cap Value Portfolio


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[LOGO] PBHG Insurance Series Fund, Inc.
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       PBHG Mid-Cap Value Portfolio

Dear Shareholder:

The stock market turned in a strong performance in the first half of 1999. The PBHG Insurance Series Fund, Inc. -- PBHG Mid-Cap Value Portfolio returned 15.68% versus a total return of 6.87% for the S&P MidCap 400 Index.

The first quarter of 1999 continued many of the trends that began in the fourth quarter of 1998. Large cap stocks outpaced smaller caps again with the S&P 500 returning +4.98% for the quarter vs. the Russell 2000 return of (-5.43%) and the S&P 400 return of (-6.39%). Additionally market leadership was again provided by technology and internet companies. This was most pronounced in the small cap area where the Russell 2000 Growth Index returned (-1.68%) for the quarter while the Russell 2000 Value Index lost (-9.69%) of its value during the quarter. To put the internet phenomena into perspective, Prudential Securities calculated that internet companies represented 7.55% of the Russell 2000 as of May 31, 1999. This represented 52 internet companies which had an AVERAGE return in the first 5 months of the year of 61%. Some people find it difficult to believe that internet focused day traders are actually making money trading in and out of securities all day. We actually find it difficult to imagine anyone not making money on internet investing during this time-frame. Almost everything internet related went up -- regardless of quality, business plan or profitability.

The second quarter offered value investors a little redemption for their steadfast refusal to throw away all valuation parameters and invest in the "new paradigm" defining Internet stocks. The quarter started out looking like more of the same as Internet stocks continued to reach new highs, presumably based on the positive quarter-end results that were expected to be announced in mid-April. As these results came in, they were widely hailed as "meeting and beating" expectations. Unfortunately, these expectations did not include profitability for many of the highest fliers. Most Internet stocks promptly gave back the 30-50% returns they had garnered in the first two weeks of the quarter in the subsequent two weeks.

The positive results of this seemingly fruitless exercise were twofold. First, the market learned that we could have an Internet valuation correction without necessarily bringing down the broad market. The second outcome of the Internet correction in late April was the increased interest in smaller stocks. Recent history has led many investors to believe that bigger is better, at least in terms of investing. The S&P 500 Index, our proxy for large-cap stocks has given investors a positive return in 36 of the last 42 quarters dating back to January of 1989. While some of this amazing performance can be explained by the economic expansion and low inflation environment we are experiencing domestically, we are starting to wonder how much of it is the result of the indexing craze and the "chasing the returns" approach to investing practiced by many investors. Although we are reluctant to "call the top" on the mega-cap stocks, we do feel it is an especially good time to be investing in funds focusing on small- and mid-cap value securities.

Following the Federal Reserve's decision to raise interest rates by a quarter point and adopt a neutral stance regarding future action, the markets have shown their approval and rallied to new highs. The low unemployment results continue to confound the bears by neglecting to cause wage inflation. In fact, with the exception of one month's (April) CPI number, inflation remains difficult to detect. Mr. Greenspan credits the productivity in the economy, while others credit low commodity prices. Regardless of the primary drivers of this steady growth and low inflation environment, it is obvious that as long as it continues, the Fed has little reason to raise rates soon. With this as our backdrop, we expect the market to remain very volatile throughout the summer, most likely overreacting to any piece of good or bad news.

Sincerely,

/s/ Jerome Heppelmann
-------------------------
Jerome J. Heppelmann, CFA
Portfolio Manager


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[LOGO] PBHG Insurance Series Fund, Inc.
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       PBHG Mid-Cap Value Portfolio

--------------------------------------------------------------------------------
                            AGGREGATE TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                                 Inception to
                                      6 Months(2)                   Date(2)
--------------------------------------------------------------------------------
PBHG Mid-Cap Value Portfolio            15.68%                       28.40%
--------------------------------------------------------------------------------


      Comparison of the Change in the Value of a $10,000 Investment in the
         PBHG Mid-Cap Value Portfolio, the S&P MidCap 400 Index and the
                          Lipper Mid Cap Funds Average

                                   [GRAPHIC]

     In the printed version of the ducument, a line graph appears which depicts the following plot points:

                         PBHG MidCap        S&P MidCap         Lipper Mid Cap
                       Value Portfolio     400 Index(3)       Funds Average(4)
                       ---------------     ------------       ----------------
11/30/98...............    10000              10000                10000
12/98..................    11100              11205                10955
3/99...................    12011              11369                11600
6/99...................    12841              11978                12277

----------
(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) Total return has not been annualized. The PBHG Mid-Cap Value Portfolio commenced operations on November 30, 1998.

(3) The S&P MidCap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(4) The Lipper Mid Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $5 billion at the time of purchase. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.


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       PBHG Mid-Cap Value Portfolio

STATEMENT OF NET ASSETS
As of June 30, 1999 (unaudited)

----------------------------------------------------------------------
                                                               Market
Description                                          Shares    Value
----------------------------------------------------------------------
COMMON STOCK -- 98.9%
BASIC MATERIALS -- 4.0%
PAPER & RELATED PRODUCTS -- 4.0%
Louisiana Pacific                                       200   $  4,750
Temple-Inland                                           100      6,825
Willamette Industries                                   300     13,819
----------------------------------------------------------------------
                                                                25,394
----------------------------------------------------------------------
TOTAL BASIC MATERIALS (COST $24,499)                            25,394
----------------------------------------------------------------------
CONSUMER CYCLICAL -- 16.6%
APPAREL MANUFACTURERS -- 2.3%
Tommy Hilfiger*                                         200     14,700
----------------------------------------------------------------------
                                                                14,700
----------------------------------------------------------------------
APPLIANCES -- 1.1%
Whirlpool                                               100      7,400
----------------------------------------------------------------------
                                                                 7,400
----------------------------------------------------------------------
CASINO HOTELS -- 1.0%
Harrah's Entertainment*                                 300      6,600
----------------------------------------------------------------------
                                                                 6,600
----------------------------------------------------------------------
MULTIMEDIA -- 5.2%
Scripps E.W., Cl A                                      700     33,294
----------------------------------------------------------------------
                                                                33,294
----------------------------------------------------------------------
RETAIL-JEWELRY -- 0.6%
Zale*                                                   100      4,000
----------------------------------------------------------------------
                                                                 4,000
----------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.3%
OfficeMax*                                              700      8,400
----------------------------------------------------------------------
                                                                 8,400
----------------------------------------------------------------------
RETAIL-RESTAURANTS -- 5.1%
Tricon Global Restaurants*                              600     32,475
----------------------------------------------------------------------
                                                                32,475
----------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL (COST $101,459)                        106,869
----------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 12.3%
COSMETICS & TOILETRIES -- 0.4%
Alberto-Culver, Cl B                                    100      2,663
----------------------------------------------------------------------
                                                                 2,663
----------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 6.3%
Kellogg                                               1,100     36,300
Nabisco Group Holdings                                  200      3,912
----------------------------------------------------------------------
                                                                40,212
----------------------------------------------------------------------
FOOD-RETAIL -- 1.5%
Safeway*                                                200      9,900
----------------------------------------------------------------------
                                                                 9,900
----------------------------------------------------------------------
SOAP & CLEANING PREPARATION -- 4.1%
Church & Dwight                                         600     26,100
----------------------------------------------------------------------
                                                                26,100
----------------------------------------------------------------------
TOTAL CONSUMER NON-CYCLICAL (COST $78,868)                      78,875
----------------------------------------------------------------------
FINANCIAL -- 23.2%
COMMERCIAL BANKS-CENTRAL US -- 1.5%
Cullen-Frost Bankers                                    200      5,512
Old Kent Financial                                      105      4,397
----------------------------------------------------------------------
                                                                 9,909
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                               Market
Description                                          Shares    Value
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
COMMERCIAL BANKS-SOUTHERN US -- 3.2%
Amsouth Bancorporation                                  900   $ 20,869
----------------------------------------------------------------------
                                                                20,869
----------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 2.3%
Bancwest                                                400     14,850
----------------------------------------------------------------------
                                                                14,850
----------------------------------------------------------------------
FINANCE-CREDIT CARD -- 2.9%
Providian Financial                                     200     18,700
----------------------------------------------------------------------
                                                                18,700
----------------------------------------------------------------------
FINANCIAL-INVESTMENT BANKER/BROKER -- 1.5%
PaineWebber Group                                       200      9,350
----------------------------------------------------------------------
                                                                 9,350
----------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 9.7%
AFLAC                                                   400     19,150
Jefferson-Pilot                                         400     26,475
Protective Life                                         500     16,500
----------------------------------------------------------------------
                                                                62,125
----------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 2.1%
Astoria Financial                                       300     13,181
----------------------------------------------------------------------
                                                                13,181
----------------------------------------------------------------------
TOTAL FINANCIAL (COST $147,765)                                148,984
----------------------------------------------------------------------
HEALTH CARE -- 11.3%
DISPOSABLE MEDICAL PRODUCTS -- 5.2%
Bard C.R.                                               700     33,468
----------------------------------------------------------------------
                                                                33,468
----------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 2.5%
McKesson HBOC                                           500     16,063
----------------------------------------------------------------------
                                                                16,063
----------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 3.6%
Amerisource Health, Cl A                                900     22,950
----------------------------------------------------------------------
                                                                22,950
----------------------------------------------------------------------
TOTAL HEALTH CARE (COST $73,448)                                72,481
----------------------------------------------------------------------
INDUSTRIAL -- 14.1%
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 2.0%
NCI Building Systems*                                   600     12,825
----------------------------------------------------------------------
                                                                12,825
----------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 8.0%
FMC                                                     400     27,325
Tenneco                                               1,000     23,875
----------------------------------------------------------------------
                                                                51,200
----------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 1.0%
C-Cube Microsystems*                                    200      6,338
----------------------------------------------------------------------
                                                                 6,338
----------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.5%
SCI Systems*                                            200      9,500
----------------------------------------------------------------------
                                                                 9,500
----------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.6%
Vishay Intertechnology*                                 500     10,500
----------------------------------------------------------------------
                                                                10,500
----------------------------------------------------------------------
TOTAL INDUSTRIAL (COST $96,424)                                 90,363
----------------------------------------------------------------------
TECHNOLOGY -- 11.2%
COMPUTERS-INTEGRATED SYSTEMS -- 5.4%
Mentor Graphics*                                      1,700     21,780
Saville Systems ADR*                                    900     13,050
----------------------------------------------------------------------
                                                                34,830
----------------------------------------------------------------------


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       PBHG Mid-Cap Value Portfolio

----------------------------------------------------------------------
                                                               Market
Description                                          Shares    Value
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
DATA PROCESSING/MANAGEMENT -- 1.0%
American Management Systems                             200   $  6,413
----------------------------------------------------------------------
                                                                 6,413
----------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.8%
3Com*                                                   200      5,338
----------------------------------------------------------------------
                                                                 5,338
----------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 4.0%
General Instrument*                                     600     25,500
----------------------------------------------------------------------
                                                                25,500
----------------------------------------------------------------------
TOTAL TECHNOLOGY (COST $68,661)                                 72,081
----------------------------------------------------------------------
TRANSPORTATION -- 2.5%
TRANSPORTATION-AIR FREIGHT -- 2.5%
FDX*                                                    300     16,275
----------------------------------------------------------------------
                                                                16,275
----------------------------------------------------------------------
TOTAL TRANSPORTATION (COST $15,345)                             16,275
----------------------------------------------------------------------
UTILITIES -- 3.7%
ELECTRIC-INTEGRATED -- 3.7%
Minnesota Power & Light                               1,200     23,850
----------------------------------------------------------------------
                                                                23,850
----------------------------------------------------------------------
TOTAL UTILITIES (COST $24,822)                                  23,850
----------------------------------------------------------------------
TOTAL COMMON STOCK (COST $631,291)                             635,172
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                     Face      Market
Description                                         Amount     Value
----------------------------------------------------------------------
COMMON STOCK -- CONCLUDED
REPURCHASE AGREEMENT -- 5.4%
Morgan Treasury
 4.50%, dated 06/30/99, matures 07/01/99,
 repurchase price $34,492 (collateralized
 by U.S. Government Obligations: total market
  value $35,353)(A)                                 $34,488   $ 34,488
----------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT (COST $34,488)                       34,488
----------------------------------------------------------------------
TOTAL INVESTMENTS -- 104.3% (COST $665,779)                    669,660
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (4.3%)
----------------------------------------------------------------------
Other Assets and Liabilities, Net                              (27,341)
----------------------------------------------------------------------
NET ASSETS
Paid-in-Capital (authorized 500 million shares
 -- $0.001 par value) based on 50,010
 outstanding shares of common stock                            500,100
Accumulated net investment income                                1,058
Accumulated net realized gain on investments                   137,280
Net unrealized appreciation on investments                       3.881
----------------------------------------------------------------------
 TOTAL NET ASSETS -- 100.0%                                    642,319
----------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE                                                    $  12.84
----------------------------------------------------------------------

* Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement
ADR -- American Depository Receipt
Cl  -- Class

The accompanying notes are an integral part of the financial statements.


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[LOGO] PBHG Insurance Series Fund, Inc.
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       PBHG Mid-Cap Value Portfolio

STATEMENT OF OPERATIONS
For the six month period ended June 30, 1999 (unaudited)

INVESTMENT INCOME:
  Dividends.................................................    $ 3,719
  Interest..................................................        640
                                                                -------
    Total Investment Income.................................      4,359
                                                                -------
EXPENSES:
  Investment Advisory Fees..................................      2,417
  Administrative Fees.......................................        427
  Custodian Fees............................................      2,938
  Professional Fees.........................................        291
  Transfer Agent Fees.......................................     11,876
  Printing Fees.............................................        931
  Directors' Fees...........................................        199
  Insurance and Other Fees..................................        202
                                                                -------
    Total Expenses..........................................     19,281
                                                                -------
  Waiver of Investment Advisory Fees........................     (2,417)
  Reimbursement of Other Expenses by Adviser................    (13,451)
                                                                -------
    Net Expenses............................................      3,413
                                                                -------
NET INVESTMENT INCOME.......................................        946
                                                                -------
  Net Realized Gain from Security Transactions..............    115,432
  Net Change in Unrealized Depreciation on Investments......    (29,203)
                                                                -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............     86,229
                                                                -------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............    $87,175
                                                                =======

The accompanying notes are an integral part of the financial statements.


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       PBHG Mid-Cap Value Portfolio

STATEMENT OF CHANGES IN NET ASSETS
For the six month period ended June 30, 1999 (unaudited) and the period ended December 31, 1998

                                                              01/01/99    11/30/98
                                                                 to          to
                                                              06/30/99   12/31/98(1)
                                                              --------   -----------
INVESTMENT ACTIVITIES:
  Net Investment Income.....................................      946          112
  Net Realized Gain from Security Transactions..............  115,432       21,848
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments.............................................  (29,203)      33,084
                                                              -------      -------
    Net Increase in Net Assets Resulting from Operations....   87,175       55,044
                                                              -------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income.....................................       --           --
  Net Realized Gains from Security Transactions.............       --           --
                                                              -------      -------
    Total Distributions.....................................       --           --
                                                              -------      -------
CAPITAL SHARE TRANSACTIONS (A):
  Shares Issued.............................................       --      500,100
  Shares Issued upon Reinvestment of Distributions..........       --           --
  Shares Redeemed...........................................       --           --
                                                              -------      -------
  Increase in Net Assets Derived from Capital Share
    Transactions............................................       --      500,100
                                                              -------      -------
    Total Increase in Net Assets............................   87,175      555,144
                                                              -------      -------
NET ASSETS:
  Beginning of Period.......................................  555,144           --
                                                              -------      -------
  End of Period.............................................  642,319      555,144
                                                              =======      =======
(A) SHARES ISSUED AND REDEEMED:
  Shares Issued.............................................       --       50,010
  Shares Issued upon Reinvestment of Distributions..........       --           --
  Shares Redeemed...........................................       --           --
                                                              -------      -------
  Net Increase in Shares Outstanding........................       --       50,010
                                                              =======      =======

(1) The PBHG Mid-Cap Value Portfolio commenced operations on November 30, 1998.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


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       PBHG Mid-Cap Value Portfolio

FINANCIAL HIGHLIGHTS
For the six month period ended June 30, 1999 (unaudited)
For a Share Outstanding Throughout each period


                                 Net                                                                        Net
                                Asset                   Realized and     Distributions   Distributions     Asset
                                Value        Net         Unrealized        from Net          from          Value
                              Beginning   Investment   Gains or Losses    Investment        Capital         End       Total
                              of Period     Income      on Securities       Income           Gains       of Period    Return
-----------------------------------------------------------------------------------------------------------------------------
1999**.....................    $11.10       $0.02           $1.72              --           --             $12.84     15.68%+
1998(1)....................     10.00          --            1.10              --           --              11.10     11.00%+


                                                                       Ratio       Ratio of
                                                                    of Expenses   Net Income
                                Net         Ratio       Ratio of    to Average    to Average
                              Assets     of Expenses   Net Income   Net Assets    Net Assets      Portfolio
                                End      to Average    to Average   (Excluding    (Excluding      Turnover
                             of Period   Net Assets    Net Assets    Waivers)      Waivers)         Rate
-----------------------------------------------------------------------------------------------------------
1999**.....................  $642,319      1.20%*        0.33%*       6.78%*       (5.25)%*        684.22%
1998(1)....................   555,144      1.20%*        0.26%*       4.13%*       (2.67)%*         72.32%

*   Annualized.
**  For the six month period ended June 30, 1999.
+   Total return has not been annualized.
(1) The PBHG Mid-Cap Value Portfolio commenced operations on November 30, 1998.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


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       PBHG Mid-Cap Value Portfolio

NOTES TO FINANCIAL STATEMENTS
As of June 30, 1999 (unaudited)

1.  ORGANIZATION

The PBHG Mid-Cap Value Portfolio (the "Portfolio") is a series of the PBHG Insurance Series Fund, Inc. (the "Fund"), a Maryland corporation. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and six others: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio") the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), the PBHG Large Cap Value Portfolio (the "Large Cap Value Portfolio"), and the PBHG Select 20 Portfolio (the "Select 20 Portfolio") (collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Select 20 Portfolio which is classified as a non-diversified management investment company. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Portfolio, the Technology & Communications Portfolio, the Small Cap Value Portfolio, the Large Cap Value Portfolio, or the Select 20 Portfolio, which are presented separately. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. At June 30, 1999, 100% of the outstanding shares of the Portfolio were held by Pilgrim Baxter & Associates, Ltd. (the "Adviser").

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

SECURITY VALUATION -- Investment securities of the Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the primary exchange (currently 4:00 p.m., Eastern time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the most recent bid price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. As of December 31, 1998, there were no temporary or permanent differences.

FEDERAL INCOME TAXES -- It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund and followed by the Adviser ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by the Portfolio may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio, except the Mid-Cap Value Portfolio, and are being amortized on a straight line basis over a period of sixty months. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered


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       PBHG Mid-Cap Value Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.20%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's net assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.20%, and (iii) the payment of such reimbursement is approved by the Board of Directors on a quarterly basis. At June 30, 1999, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement was $17,155.

Pilgrim Baxter Value Investors, Inc., a wholly-owned subsidiary of the Adviser, serves as the sub-advisor to the Portfolio. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors receives a fee from the Adviser at an annual rate of 0.40% of the average daily net assets of the Portfolio. Pilgrim Baxter Value Investors, Inc. receives no fees directly from the Portfolio.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Investments Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee equal to the greater of $35,000 per Portfolio and $5,000 per additional class of shares or at the annual rate of 0.040% with respect to the first $2.5 billion of the average daily net assets of
(i) the Fund, (ii) The PBHG Funds, Inc., another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.025% of the next $7.5 billion of the average daily net assets of each Portfolio in the PBHG Fund Family, and 0.020% of the average daily net assets of each Portfolio in the PBHG Fund Family in excess of $10 billion.

The Fund has entered into an agreement with SEI Investments to manage the investments of repurchase agreements for the Fund. For its services the Liquidity Desk received $7 for the six months ended June 30, 1999.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. First Union National Bank, serves as the custodian for the Fund.

Effective January 2, 1998 the Fund entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. ("UAMSSC") to assist in the provision of these services. UAMSSC receives no fees directly from the Portfolio. For the six month period ended June 30, 1999, PBHG Fund Services was paid $3,325 by the Portfolio for transfer agent services.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund for such services.

4. INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Portfolio for the six month period ended June 30, 1999, amounted to $3,803,141 and $3,800,233 respectively.

The aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for federal income tax purposes at June 30, 1999, amounted to $20,522 and $16,641, respectively. The total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes at June 30, 1999 was not materially different from amounts reported for financial reporting purposes.

5. LINE OF CREDIT

The Portfolio may borrow, an amount up to its prospectus defined limitations, from a $250,000,000 committed line of credit available to (i) the Fund, (ii) The PBHG Funds, Inc. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The Portfolio had no outstanding borrowing at June 30, 1999, or at any time during the period ended June 30, 1999.


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                        PBHG Insurance Series Fund, Inc.

                               Investment Adviser
                        Pilgrim Baxter & Associates, Ltd.

                                   Distributor
                        SEI Investments Distribution, Co.